DETTO TECHNOLOGIES, INC.

                          PROFORMA FINANCIAL STATEMENTS


The following proforma financial statements reflect the combination of Detto Technologies, Inc. ("Detto") with Jitsource, Inc. ("Jitsource") for the periods presented. The Detto proforma statements of operations and balance sheet are presented for the six months ended June 30, 2004 and the proforma statements of operations for the twelve months ended December 31, 2003 (unaudited). The proformas reflect the result of the satisfaction of the purchase agreement between the shareholders of Detto and Jitsource.

The proforma financial statements have been prepared utilizing the historical financial statements of Detto and Jitsource. These proforma financial statements should be read in conjunction with the historical financial statements and notes thereto of Detto and Jitsource.

The proforma financial statement of operations assumes that the combination occurred at the beginning of the periods presented in the statements. All intercompany accounts and transactions have been eliminated.

The proforma financial statements do not purport to be indicative of the financial positions and results of operations, which actually would have been obtained if the combination had occurred on the dates indicated, or the results, which may be obtained in the future.


DETTO TECHNOLOGIES, INC.
PRO FORMA STATEMENTS OF OPERATIONS                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
(in thousands of dollars, except per share amounts)

                                               DETTO         JITSOURCE      ELIMINATION       COMBINED
                                           ------------    ------------    ------------    ------------
                                               2003           2003            2003              2003
                                           ------------    ------------    ------------    ------------

REVENUES                                   $      4,187    $         --    $         --    $      4,187

COST OF REVENUES                                  1,535              --              --           1,535

                                           ------------    ------------    ------------    ------------
GROSS PROFIT                                      2,652              --              --           2,652

OPERATING EXPENSES

      Research and development                      948              --              --             948
      Sales and marketing                         1,107              --              --           1,107
      General and administrative                  1,476              54     C       (54)          1,476
                                           ------------    ------------    ------------    ------------
           Total Operating Expenses               3,531              54     C       (54)          3,531

                                           ------------    ------------    ------------    ------------
LOSS FROM OPERATIONS                               (879)            (54)    C        54             879
                                           ------------    ------------    ------------    ------------

OTHER INCOME (EXPENSES)

      Interest expense, net                        (548)              2     C        (2)            548
      Other                                          --             (17)    C        17              --
                                           ------------    ------------    ------------    ------------
           Total Other Income (Expenses)           (548)            (16)    C        16            (548)

                                           ------------    ------------    ------------    ------------
LOSS BEFORE INCOME TAXES                         (1,427)            (69)    C        69          (1,427)
                                           ------------    ------------    ------------    ------------

INCOME TAXES                                         --              --              --              --
                                           ------------    ------------    ------------    ------------

NET LOSS                                   $     (1,427)   $        (69)  C$       69      $     (1,427)
                                           ============    ============    ============    ============

      BASIC AND DILUTED NET LOSS

      PER COMMON SHARE                     $      (0.06)   $      (0.01)    $       --     $      (0.14)
                                           ============    ============    ============    ============

      WEIGHTED AVERAGE COMMON STOCK        $ 22,325,196    $ 11,791,500     $       --     $ 10,336,916
                                           ============    ============    ============    ============


c. The eliminations on the proforma statement of operations for the year ended December 31, 2003, are to remove the effect of combining with Jitsource operations, since Jitsource is no longer the operating entity but will have an effect upon the dilution of losses per share.

DETTO TECHNOLOGIES, INC.
PRO FORMA BALANCE SHEETS


                                                                                 Detto     Jitsource   Elimination   Combined

                                                                                 JUNE 30,   JUNE 30,     JUNE 30,    JUNE 30,
                                                                                  2004        2004        2004        2004
ASSETS                                                                           (in thousands)
                  CURRENT ASSETS

                                   Cash & cash equivalents                      $     13    $      0           $    $     13
                                   Restricted cash                                    --          --          --          --
                                   Accounts receivable, net                          306          --          --         306
                                   Inventory                                         121          --          --         121
                                   Prepaid expenses and other current assets          30          --          --          30

                                                                                --------    --------    --------    --------
                                                    Total Current Assets             470           0         470
                                                                                --------    --------    --------    --------


                  PROPERTY, PLANT AND EQUIPMENT, net                                  71          --          --          71
                  OTHER ASSETS                                                        34          --          --          34

                                                                                --------    --------    --------    --------
                                                                                     105          --          --         105
                                                                                --------    --------    --------    --------



TOTAL ASSETS                                                                    $    575    $      0           $    $    575
                                                                                ========    ========    ========    ========




LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                  CURRENT LIABILITIES
                                   Accounts payable                             $    882    $      0    $     --    $    882
                                   Factor liability                                  195          --          --         195
                                   Bridge loans, net                               1,348          --          --       1,348
                                   Accrued liabilities                               657          --          --         657

                                                                                --------    --------    --------    --------
                                                    Total Current Liabilities      3,082           0          --       3,083
                                                                                --------    --------    --------    --------

                                                                                --------    --------    --------    --------
                  DEFERRED REVENUE, net of COGS                                      540          --          --         540
                                                                                --------    --------    --------    --------


                                                                                --------    --------    --------    --------
                  LONG TERM LIABILITIES                                               --          --          --          --
                                                                                --------    --------    --------    --------


                                                                                --------    --------    --------    --------
                  COMMITMENTS AND CONTINGENCIES                                       --          --          --          --
                                                                                --------    --------    --------    --------


                  STOCKHOLDERS' EQUITY (DEFICIT)

                                   Preferred stock                                    --          --          --          --
                                   Common stock                                   13,385          --  A    11,860       1,525
                                   Additional Paid in Capital                         --         162  A   (11,698)     11,860
                                   Accumulated deficit                           (16,433)       (162) A       162     (16,453)

                                                                                --------    --------    --------    --------
                                         Total Stockholders' Equity (Deficit)     (3,048)         --          --       (3,048)
                                                                                --------    --------    --------    --------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                            $    575    $     --     $    --    $    575
                                                                                ========    ========    ========    ========

A. The elimination for the proforma balance sheet of June 30, 2004, are to restate Detto's common stock into the stock structure acquired in the recapitalization from Jitsource.


DETTO TECHNOLOGIES, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
                                                       Detto          Jitsource       Elimination    Combined

                                                      JUNE 30,          JUNE 30,       June 30,      JUNE 30,

                                                        2004             2004            2004         2004
                                                     ------------    ------------    ------------    ------------
                                                       (in thousands)                               (in thousands)


REVENUES                                             $      2,063    $         --    $         --    $      2,063

COST OF REVENUES                                              642              --              --             642
                                                     ------------    ------------    ------------    ------------

GROSS PROFIT                                                1,421              --              --           1,421

OPERATING EXPENSES

                  Research and development                    415              --              --             415
                  Sales and marketing                         606              --              --             606
                  General and administrative                  608               1              (1)            608
                                                     ------------    ------------   B ------------    ------------

                      Total Operating Expenses              1,629               1              (1)          1,629
                                                     ------------    ------------   B ------------    ------------

LOSS FROM OPERATIONS                                         (208)             (1)              1            (208)
                                                     ------------    ------------   B ------------    ------------



OTHER INCOME (EXPENSES)
                  Interest expenes, net                      (119)             --   B           --           (119)
                  Other                                       (33)             12             (12)           (21)
                                                     ------------    ------------   B ------------    ------------

                     Total Other Income (Expenses)           (152)             12             (12)           (140)
                                                     ------------    ------------   B ------------    ------------


LOSS BEFORE INCOME TAXES                                     (360)             12             (12)           (348)
                                                     ------------    ------------   B ------------    ------------


INCOME TAXES                                                   --              --               --             --
                                                     ------------    ------------    ------------    ------------


NET LOSS                                             $       (360)   $         12   B$        (12)   $       (348)
                                                     ============    ============    ============    ============

LOSS PER SHARES                                             (0.02)            Nil                           (0.03)
                                                     ============    ============    ============    ============
WEIGHTED AVERAGE                                       22,352,489      11,791,500      11,791,500      10,343,951
                                                     ============    ============    ============    ============

B. The eliminations on the proforma statement of operations for the six months ended June 30, 2004, are to remove the effect of combining with Jitsource operations, since Jitsource is no longer the operating entity but will have an effect upon the dilution of losses per share.

NOTES TO PROFORMA FINANCIAL STATEMENTS

On September 1, 2004, the Registrant filed with the Commission a Current Report on Form 8-K (SEC File No. 333-100241) with respect to a change of control effected pursuant to the Stock Purchase Agreement, dated as of August 19, 2004 (the "Stock Purchase Agreement"), by and among Jitsource, Inc., a Delaware corporation (the "Company"), the majority stockholders of the Company, Detto Technologies, Inc., a Washington corporation ("Detto") and shareholders of Detto (the "Acquisition") whereby the Company agreed to issue 5,333,334 shares of its common stock to the former shareholders of Detto in exchange for all of the outstanding shares of common stock of Detto. In addition, 9,500,000 shares of the common stock held by former shareholders of the Company were cancelled. The closing of the Acquisition (the "Closing") occurred on August 26, 2004 (the "Closing Date"). Upon Closing, Detto became a wholly owned subsidiary of the Company. There are no material relationships between the former shareholders of Detto and the Company or any of its affiliates, officers, directors or any associate of such officers and directors. This Amendment No. 1 to that Form 8-K is filed for the purpose of providing the audited financial statements of Detto.

Prior to the transaction, the Company was engaged in the business of placing contract technical resources to telecommunications companies. Since the Closing, the Company's primary operations now consist of the operations of Detto.

Detto is a Washington corporation and is a leading provider of migration technology for consumer and corporations. Detto is focused on advanced technology to enable migration of data and personal settings. Detto's corporate headquarters is in Bellevue, Washington. More information can be found at www.detto.com. This transaction is being accounted as a reverse merger/re-capitalization with Detto as the continuing accounting reporter.

The proforma financials contain adjustments for the effects of the recapitalization and the forgiveness of debt and common stock by the prior controlling shareholders of Jitsource.